UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 30, 2005
                                                          -------------


                           PRESSURE BIOSCIENCES, INC.
             ------------------------------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)


                                  MASSACHUSETTS
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                 (State or Other Jurisdiction of Incorporation)


        0-21615                                       04-2652826
------------------------                  ------------------------------------
(Commission File Number)                  (I.R.S. Employer Identification No.)


321 Manley Street, West Bridgewater, MA                  02379
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(Address of Principal Executive Offices)              (Zip Code)


                                 (508) 580-1818
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On June 30, 2005, Pressure BioSciences, Inc. (the "Company") entered into a letter agreement (the "Agreement") with Richard T. Schumacher ("Mr. Schumacher"), President, Chief Executive Officer and a director of the Company. Under the terms of the Agreement, the Company will pay Mr. Schumacher a lump sum payment of $400,000 (the "Payment") (i) as a reimbursement of costs and expenses, as well as lost wages and severance benefits, resulting from his termination of employment in February 2003, and (ii) as a bonus to reward Mr. Schumacher for his valuable contributions to the Company and the Company's stockholders in the overall restructuring and repositioning of the Company over the past two years. Simultaneously with the Company's payment, Mr. Schumacher will pay the Company all unpaid interest accrued to date in the amount of $174,382.09 on his $1,000,000 outstanding indebtedness to the Company. Mr. Schumacher's indebtedness to the Company has been previously disclosed in the Company's filings with the Securities and Exchange Commission. In addition, Mr. Schumacher agreed to release the Company from any and all claims.

The disclosure contained in this Item 1.01 represents a summary description of the Agreement and is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference in its entirety.

Item 9.01   Financial Statements and Exhibits.

(c)      Exhibits

Exhibit    Exhibit
Number     Description
------     ------------------------------------------------------------
10.1 Letter Agreement dated June 30, 2005 by and between Pressure BioSciences, Inc. and Richard T. Schumacher

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 7, 2005                    PRESSURE BIOSCIENCES, INC.


                                       By: /s/ RICHARD T. SCHUMACHER
                                           -------------------------------------
                                           Richard T. Schumacher, President and
                                           Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit    Exhibit
Number     Description
------     ------------------------------------------------------------
10.1 Letter Agreement dated June 30, 2005 by and between Pressure BioSciences, Inc. and Richard T. Schumacher